Bernzott U.S. Small Cap Value Fund

(Ticker Symbol: BSCVX)

A series of Investment Managers Series Trust

Supplement dated November 25, 2020, to the

Summary Prospectus dated October 1, 2020.

Effective immediately, Thomas A. Derse, Scott T. Larson and Ryan Ross no longer serve as portfolio managers to the Bernzott U.S. Small Cap Value Fund (the “Fund”). Kevin Bernzott continues to serve as a portfolio manager to the Fund. In addition, Sean Greely, CFA, has been added as a portfolio manager to the Fund. Accordingly, effective immediately, the “Portfolio Managers – Summary Section” of the Summary Prospectus is replaced with the following:

The portfolio management team is comprised of Kevin Bernzott, Chairman and Chief Executive Officer, and Sean Greely, CFA, Portfolio Manager/Analyst. Mr. Bernzott has served as portfolio manager of the Fund since its inception in June 2012. Mr. Greely has served as portfolio manager of the Fund since November 2020. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.